UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811- 8568

John Hancock Bank and Thrift Opportunity Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2008

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Bank and Thrift Opportunity Fund

Semiannual Report
4.30.08

Ticker | **BTO**

Portfolio summary

Top 10 holdings[1]

Cullen/Frost Bankers, Inc.	3.8%	JPMorgan Chase & Co.	3.7%

M&T Bank Corp.	3.7%	Bank of America Corp.	3.4%

PNC Financial Services Group, Inc.	3.7%	Wells Fargo & Co.	3.3%

Bank of New York Mellon Corp.	3.7%	Zions Bancorp.	3.0%

U.S. Bancorp.	3.7%	State Street Corp.	2.9%

Industry distribution[1]

Regional banks	59%	Thrifts & mortgage finance	8%

Diversified banks	12%	Data processing & outsourced services	1%

Asset management & custody banks	8%	Other	4%

Other diversified financial services	8%

1 As a percentage of net assets on April 30, 2008.

Bank and Thrift Opportunity Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 4-30-08 (unaudited)

This schedule is divided into three main categories: common stocks, capital preferred securities and short-term investments. Common stocks and capital preferred securities are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 95.08%		$504,550,896

(Cost $393,684,185)

Asset Management & Custody Banks 7.54%		39,992,307

Bank of New York Mellon Corp. (NY)	451,549	19,655,928

Northern Trust Corp. (IL)	70,000	5,187,700

State Street Corp. (MA)	209,990	15,148,679

Data Processing & Outsourced Services 1.29%		6,838,493

Metavante Technologies, Inc. (WI)	45,672	1,076,489

Total Systems Services Inc. (GA)	242,101	5,762,004

Diversified Banks 11.49%		60,988,898

Bancorp, Inc. (The) (DE)	67,479	746,318

Comerica, Inc. (MI)	297,865	10,344,851

U.S. Bancorp. (MN)	578,660	19,610,787

Wachovia Corp. (NC)	435,765	12,702,550

Wells Fargo & Co. (CA)	591,072	17,584,392

Other Diversified Financial Services 8.02%		42,558,786

Bank of America Corp. (NC)	478,260	17,953,880

Citigroup, Inc. (NY)	200,225	5,059,686

JPMorgan Chase & Co. (NY)	410,183	19,545,220

Regional Banks 58.48%		310,355,826

AmericanWest Bancorp. (WA)	115,302	420,852

Ameris Bancorp. (GA)	98,337	1,473,088

Avenue Bank (TN) (B)	300,000	1,932,000

BancorpSouth, Inc. (MS)	75,000	1,802,250

Bank of the Ozarks, Inc. (AR)	136,697	3,410,590

BB&T Corp. (NC)	344,846	11,824,769

Beverly National Corp. (MA)	97,500	1,952,925

Boston Private Financial Holdings, Inc. (MA)	142,664	1,326,775

Bridge Capital Holdings (CA)	150,564	2,183,178

Camden National Corp. (ME)	129,000	4,280,220

Capital City Bank Group, Inc. (FL) (L)	74,543	1,956,754

Cascade Bancorp. (OR) (L)	28,794	262,601

City Holding Co. (WV)	41,459	1,723,865

CoBiz, Inc. (CO) (L)	361,404	4,015,198

Colonial BancGroup, Inc. (The) (AL) (L)	945,036	7,692,593

See notes to financial statements

Semiannual report | Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value
Regional Banks (continued)

Cullen/Frost Bankers, Inc. (TX)	363,270	$20,277,731

DNB Financial Corp. (PA)	78,515	1,162,022

East West Bancorp, Inc. (CA)	129,191	1,839,680

Eastern Virginia Bankshares, Inc. (VA)	100,000	1,880,000

ECB Bancorp., Inc. (NC)	56,385	1,415,827

F.N.B. Corp. (PA) (L)	265,049	4,097,658

First Horizon National Corp. (TN)	140,050	1,512,540

First Midwest Bancorp., Inc. (IL)	143,800	3,671,214

First National Lincoln Corp. (ME)	146,499	2,471,438

First Regional Bancorp. (CA) (I)	419,000	6,222,150

Glacier Bancorp., Inc. (MT) (L)	426,250	8,772,225

Hancock Holding Co. (MS) (L)	248,750	10,265,913

Harleysville National Corp. (PA) (L)	151,897	2,196,431

Heritage Financial Corp. (WA)	100,000	1,876,000

Heritage Oaks Bancorp (CA)	19,950	243,191

Huntington Bancshares, Inc. (OH)	625,215	5,870,769

Iberiabank Corp. (LA)	72,650	3,501,730

Independent Bank Corp. (MI) (L)	329,935	2,632,881

International Bancshares Corp. (TX)	220,370	5,507,046

KeyCorp (OH)	262,000	6,322,060

Lakeland Financial Corp. (IN)	144,802	3,372,439

M&T Bank Corp. (NY)	211,157	19,686,167

Marshall & Ilsley Corp. (WI)	401,894	10,039,312

MB Financial, Inc. (IL)	156,100	4,480,070

National City Corp. (OH)	633,884	3,993,469

North Valley Bancorp (CA)	150,000	1,435,500

Northrim Bancorp., Inc. (AK)	77,232	1,444,238

Pinnacle Financial Partners, Inc. (TN) (I)(L)	65,007	1,761,690

PNC Financial Services Group, Inc. (PA)	283,863	19,685,899

Prosperity Bancshares, Inc. (TX)	278,476	8,624,402

Provident Bankshares Corp. (MD)	168,558	2,159,228

Regions Financial Corp. (AL)	203,921	4,469,948

S&T Bancorp., Inc. (PA)	154,700	5,270,629

Signature Bank (NY)	302,188	7,971,719

Smithtown Bancorp., Inc. (NY) (L)	49,500	996,930

Southcoast Financial Corp. (SC) (I)	68,789	1,076,548

Sterling Bancshares, Inc. (TX)	55,444	576,063

SunTrust Banks, Inc. (GA)	255,976	14,270,662

SVB Financial Group (CA) (I)	304,700	14,826,702

Synovus Financial Corp. (GA)	582,950	6,902,128

TCF Financial Corp. (MN)	393,166	6,841,088

TriCo Bancshares (CA) (L)	53,000	901,530

UCBH Holdings, Inc. (CA)	163,074	1,187,179

Univest Corp. (PA) (L)	168,906	4,327,372

See notes to financial statements

Bank and Thrift Opportunity Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Issuer			Shares	Value
Regional Banks (continued)

Valley National Bancorp. (NJ) (L)			105,267	$2,020,074

Westamerica Bancorp. (CA)			35,000	2,045,400

Wilmington Trust Corp. (DE)			177,550	5,837,844

Zions Bancorp. (UT) (L)			348,553	16,155,432

Thrifts & Mortgage Finance 8.26%				43,816,586

Astoria Financial Corp. (NY)			75,865	1,798,003

Benjamin Franklin Bancorp., Inc. (MA)			15,000	202,500

Berkshire Hills Bancorp., Inc. (MA)			348,903	8,928,428

Dime Community Bancorp, Inc. (NY)			61,045	1,139,710

FirstFed Financial Corp. (CA) (L)			92,560	1,414,317

Flushing Financial Corp. (NY)			20,000	390,400

Hingham Institute for Savings (MA)			80,000	2,406,400

Hudson City Bancorp., Inc. (NJ)			292,810	5,601,455

LSB Corp. (MA)			65,000	1,032,850

New York Community Bancorp., Inc. (NY)			44,432	829,545

People’s United Financial, Inc. (CT)			878,576	14,909,435

United Financial Bancorp, Inc. (MA)			140,000	1,671,600

Washington Mutual, Inc. (WA)			105,037	1,290,905

WSFS Financial Corp. (DE)			43,319	2,201,038

		Credit	Par value
Issuer, description, maturity date		rating (A)	(000)	Value
Capital preferred securities 0.99%				$5,229,900

(Cost $5,860,912)

Other Diversified Financial Services 0.99%				5,229,900

Preferred Term Securities XXV, Ltd.
Zero Coupon, 6-22-37		None	$3,000	2,351,400

Preferred Term Securities XXVII, Ltd.
Zero Coupon, 3-22-38		None	3,000	2,878,500

	Interest	Maturity	Par value
Issuer	rate	date	(000)	Value
Short-term investments 10.35%				$54,935,309

(Cost $54,935,309)

Certificates of Deposit 0.01%				72,016

Country Bank for Savings	5.640%	08-30-08	$2	1,610

First Bank Richmond	3.690	12-05-10	17	17,016

First Bank System, Inc.	2.862	05-02-08	4	4,260

First Federal Savings Bank of Louisiana	2.980	12-07-09	3	2,847

Framingham Cooperative Bank	4.500	09-10-09	3	3,401

Home Bank	4.150	12-04-10	16	16,275

Hudson Savings	4.800	04-20-09	2	1,785

Machias Savings Bank	3.540	05-24-09	2	1,672

See notes to financial statements

Semiannual report | Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Par value
Issuer	rate	date	(000)	Value
Certificates of Deposit (continued)

Middlesex Savings Bank	5.120%	08-17-08	$2	$1,652

Midstate Federal Savings & Loan	4.250	05-27-08	2	1,737

Milford Bank Savings and Loan Assn.	3.400	05-27-08	2	1,666

Milford Federal Savings and Loan Assn.	3.150	02-28-08	2	1,836

Mount McKinley Savings Bank	4.030	12-03-09	2	1,564

Mt. Washington Bank	5.000	05-31-08	2	1,666

Natick Federal Savings Bank
Savings and Loan Assn.	4.590	08-31-08	2	1,683

Newburyport Bank	3.400	10-20-08	2	1,777

Newtown Savings Bank	3.750	05-30-09	2	1,674

OBA Federal Savings and Loan	4.600	06-15-09	1	1,145

Plymouth Savings Bank	3.590	04-21-09	2	1,730

Randolph Savings Bank	4.000	09-13-09	2	1,714

Salem Five Cents Savings Bank	3.060	12-17-08	2	1,614

Sunshine Federal Savings and Loan Assn.	5.000	05-10-09	2	1,692

		Interest	Par value
Issuer, description, maturity date		rate	(000)	Value
Joint Repurchase Agreement 3.34%				17,738,000

Joint Repurchase Agreement with Bank of America Corp.
dated 4-30-08 at 1.910% to be repurchased at
$17,738,941 on 5-1-08, collateralized by $13,930,950
U.S. Treasury Inflation Indexed Bond, 3.00% due
7-15-12 (valued at $18,092,760, including interest)		1.910%	$17,738	17,738,000

			Shares
Cash Equivalents 7.00%				37,125,293

John Hancock Cash Investment Trust (T)(W)		2.7260% (Y)	37,125,293	37,125,293

Total investments (Cost $454,480,406)† 106.42%				$564,716,105

Other assets and liabilities, net (6.42%)				($34,049,314)

Total net assets 100.00%				$530,666,791

The percentage shown for each investment category is the total value of that category, as a percentage of the net assets of the Fund.

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. This security amounted to $1,932,000 or 0.36% of the Fund’s net assets as of April 30, 2008.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of April 30, 2008.

(T) Represents investment of securities lending collateral.

(W)Issuer is an affiliate of John Hancock Advisers, LLC.

(Y) Represents current yield as of April 30, 2008.

† The cost of investments owned on April 30, 2008, including short-term investments, for Federal income tax purposes, was $454,498,388. Gross unrealized appreciation and depreciation of investments aggregated $143,680,811 and $33,463,094, respectively, resulting in net unrealized appreciation of $110,217,717.

See notes to financial statements

Bank and Thrift Opportunity Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-08 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes.

Assets

Investments in unaffiliated issuers, at value (Cost $417,355,113) including
$36,397,346 of securities loaned (Note 2)	$527,590,812
Investments in affiliated issuers, at value (Cost $37,125,293)	37,125,293

Total investments, at value (Cost $454,480,406)	564,716,105
Cash	688
Receivable for investments sold	2,958,896
Dividends and interest receivable	799,768
Receivable from affiliates	125,281

Total assets	568,600,738

Liabilities

Payable upon return of securities loaned (Note 2)	37,125,293
Payable to affiliates
Management fees	419,383
Other	72,892
Other payables and accrued expenses	316,379

Total liabilities	37,933,947

Net assets

Capital paid-in	396,955,009
Accumulated net realized gain on investments and options written	21,309,854
Net unrealized appreciation of investments	110,235,699
Accumulated net investment income	2,166,229

Net assets	$530,666,791

Net asset value per share

Based on 84,400,000 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$6.29

See notes to financial statements

Semiannual report | Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 4-30-08 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$10,391,997
Interest	495,638
Securities lending	195,038
Income from affiliated issuers	61,596

Total investment income	11,144,269

Expenses

Investment management fees (Note 3)	3,346,652
Administration fees (Note 3)	727,533
Printing fees	113,135
Custodian fees	76,081
Registration and filing fees	40,453
Professional fees	31,586
Transfer agent fees	27,027
Trustees’ fees	18,444
Miscellaneous	22,785

Total expenses	4,403,696
Less expense reductions (Note 3)	(436,520)

Net expenses	3,967,176

Net investment income	7,177,093

Realized and unrealized gain (loss)

Net realized gain on
Investments	33,645,492
Options written	77,140
33,722,632
Change in net unrealized appreciation (depreciation) of
Investments	(154,300,004)
Options written	(492)

(154,300,496)

Net realized and unrealized loss	(120,577,864)

Decrease in net assets from operations	($113,400,771)

1 Semiannual period from 11-1-07 to 4-30-08.

See notes to financial statements

Bank and Thrift Opportunity Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders.

	Year	Period
	ended	ended
	10-31-07	4-30-08[1]

Increase (decrease) in net assets

From operations
Net investment income	$13,648,428	$7,177,093
Net realized gain	135,240,280	33,722,632
Change in net unrealized appreciation (depreciation)	(209,289,837)	(154,300,496)

Decrease in net assets resulting from operations	(60,401,129)	(113,400,771)

Distributions to common shareholders
From net investment income	(12,793,351)	(6,230,408)
From net realized gain	(78,865,048)	(90,126,540)
	(91,658,399)	(96,356,948)
Total decrease	(152,059,528)	(209,757,719)

Net assets

Beginning of period	892,484,038	740,424,510

End of period[2]	$740,424,510	$530,666,791

1 Semiannual period from 11-1-07 to 4-30-08. Unaudited.

2 Includes accumulated net investment income of $1,219,544 and $2,166,229, respectively.

See notes to financial statements

Semiannual report | Bank and Thrift Opportunity Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06	10-31-07	4-30-08[2]

Per share operating performance

Net asset value, beginning of period	$9.54	$10.94	$11.17	$10.52	10.57	$8.77
Net investment income[3]	0.12	0.13	0.14	0.16	0.16	0.09
Net realized and unrealized gain
(loss) on investments	2.14	1.55	0.34	0.96	(0.88)	(1.43)
Total from investment operations	2.26	1.68	0.48	1.12	(0.72)	(1.34)
Less distributions
From net investment income	(0.12)	(0.12)	(0.24)	(0.17)	(0.15)	(0.07)
From net realized gain	(0.74)	(1.33)	(0.89)	(0.90)	(0.93)	(1.07)
	(0.86)	(1.45)	(1.13)	(1.07)	(1.08)	(1.14)
Net asset value, end of period	$10.94	$11.17	$10.52	$10.57	$8.77	$6.29
Per share market value, end of period	$9.65	$10.14	$9.39	$9.80	$7.74	$5.91
Total return at NAV (%)[4,5,6]	27.57	17.93	5.44	12.07	(6.93)	(14.70)[7]
Total return at market value (%)[4,6]	35.54	21.37	3.68	16.41	(11.41)	(9.18)[7]

Ratios and supplemental data

Net assets, end of period
(in millions)	$923	$943	$888	$892	$740	$531
Ratios (as a percentage of
average net assets):
Expenses before reductions	1.48	1.47	1.47	1.46	1.44	1.51[8]
Expenses net of fee waivers, if any	1.43	1.39	1.32	1.29	1.29	1.36[8]
Expenses net of all fee waivers
and credits	1.43	1.39	1.32	1.29	1.29	1.36[8]
Net investment income	1.28	1.17	1.34	1.49	1.61	2.47[8]
Portfolio turnover (%)	4	5	5	9	21	11

1 Audited by previous Independent Registered Public Accounting Firm.

2 Semiannual period from 11-1-07 to 4-30-08. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

7 Not annualized.

8 Annualized.

See notes to financial statements

Bank and Thrift Opportunity Fund | Semiannual report

Notes to financial statements (unaudited)

Note 1 Organization

John Hancock Bank and Thrift Opportunity Fund (the Fund) is a diversified closed-end management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange (NYSE).

Note 2

Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the NYSE, normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives

Semiannual report | Bank and Thrift Opportunity Fund

delivery of the underlying securities for the joint account on the Fund’s behalf.

Foreign currency translation

The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Securities lending

The Fund may lend portfolio securities from time to time in order to earn additional income. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Fund receives cash collateral against the loaned securities and maintains the cash collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required cash collateral is delivered to the Fund on the next business day. Cash collateral received is invested in the JHCIT. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. The Fund may receive compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral.

The Fund has entered into an agreement with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. (collectively, Morgan Stanley) which permits the Fund to lend securities to Morgan Stanley on a principal basis. Morgan Stanley is the primary borrower of securities of the Fund. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

Bank and Thrift Opportunity Fund | Semiannual report

Options

The Fund may purchase and sell put and call options on securities (whether or not it holds the securities in its portfolio).

When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Fund enters into an offsetting purchase option, the Fund realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

When the Fund purchases a put or call option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Fund realizes a loss for the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Fund may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Fund’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Written options for the period ended April 30, 2008 were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	3	—

Options written	450	$105,798

Options closed	(200)	(39,799)

Options exercised	—	—

Options expired	(253)	(66,491)
Outstanding, end of period	0	($492)

The Fund had no outstanding written options on April 30, 2008.

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

The Fund has adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), at the beginning of the Fund’s fiscal year. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Semiannual report | Bank and Thrift Opportunity Fund

New accounting pronouncements

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. As of April 30, 2008, management does not believe the adoption of FAS 157 will have a material impact on the amounts reported in the financial statements.

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31, 2007, the tax character of distributions paid was as follows: ordinary income $15,531,287 and long-term capital gain $76,127,112.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Note 3

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.15% of the Fund’s average weekly net asset value. The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance, legal and other administrative services for the Fund. The compensation for the period amounted to $727,533 with an effective rate of 0.25% of the Fund’s average daily net asset value. The Adviser agreed to limit the administration fee to 0.10% of the Fund’s average weekly net asset value. Accordingly, the expense reductions related to the administration fee amounted to $436,520 for the period ended April 30, 2008. The Adviser reserves the right to terminate this limitation in the future with Trustees’ approval.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaf-filiated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Bank and Thrift Opportunity Fund | Semiannual report

Note 4

Fund share transactions Common shares

The Fund had no common share transactions during the year ended October 31, 2007, and the period ended April 30, 2008.

Note 5

Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2008, aggregated $64,182,421 and $157,854,681, respectively.

Semiannual report | Bank and Thrift Opportunity Fund

Investment objective and policy

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

On November 20, 2001, the Fund’s Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. “Net assets” is defined as net assets plus borrowings for investment purposes. “Primarily owned” means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor’s Ratings group (Standard & Poor’s) or Ba or below by Moody’s Investors Service, Inc. (Moody’s) or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

Bylaws

On November 19, 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

Dividends and distributions

During the period ended April 30, 2008, dividends from net investment income totaling $0.0738 per share and capital gain distributions totaling $1.0679 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

December 28, 2007	0.0477
March 31, 2008	0.0261

CAPITAL
GAIN
PAYMENT DATE	DISTRIBUTION

December 28, 2007	0.9210
March 31, 2008	0.1469

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services as Plan agent for the shareholders (the Plan Agent), unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. Shareholders may also make their election by notifying the Plan Agent by

Bank and Thrift Opportunity Fund | Semiannual report

telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee, to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan. The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, either a cash payment will be made to the participant for the full value of the common shares credited to the account upon instruction by the participant, or certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional common shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. federal income tax that may be payable or required to be withheld on such dividends or distributions. The amount of dividends to be reported on 1099-DIV should be the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, .O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Semiannual report | Bank and Thrift Opportunity Fund

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 31, 2008, the Annual Meeting of the Fund was held to elect two Trustees.

Proxies covering 80,144,916 shares were voted at the meeting. The shareholders elected the following Trustees to serve until successors are duly elected and qualified. The votes were tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James F. Carlin	73,640,980	6,503,935 (common shares)

William H. Cunningham	73,494,272	6,650,643 (common shares)

Bank and Thrift Opportunity Fund | Semiannual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement: John Hancock Bank and Thrift Opportunity Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Bank and Thrift Opportunity Fund (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (iv) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (v) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vi) the background and experience of senior management and investment professionals; and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services

Semiannual report | Bank and Thrift Opportunity Fund

provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted the Fund’s performance during the 5- and 10-year periods under review was higher than the performance of the Category and Peer Group medians and its benchmark index, the Standard & Poor’s 500 Financials Index. The Board also noted that during the 3-year period, the Fund’s performance was lower than the Peer Group and Category medians, and its benchmark index. The Board noted that the Fund’s performance for the more recent 1-year period was lower than the median performance of its Category and its benchmark index, but higher than the performance of the Peer Group median. The Adviser discussed planned changes designed to improve the Fund’s performance. The Board indicated its intent to continue to monitor the Fund’s performance trends to assess whether other remedial changes are warranted.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was appreciably higher than the median rate of the Peer Group and Category. The Adviser discussed with the Board factors contributing to the higher Advisory Agreement Rate.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross Expense Ratio was higher than the Peer Group and Category medians. The Board also noted that the Fund’s Net Expense Ratio was equal to the Category median and not appreciably higher than the Peer Group median. The Board noted differences in the Fund’s Peer Group, including that most of the funds in the Peer Group were open-end funds, where as the Fund is organized as a closed-end fund.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s plans for lowering the Advisory Agreement Rate and improving performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and

 Bank and Thrift Opportunity Fund | Semiannual report

equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

Semiannual report | Bank and Thrift Opportunity Fund

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	Charles A. Rizzo	Transfer agent and dividend
James F. Carlin, Chairman	Chief Financial Officer	disburser
James R. Boyle†		Mellon Investor Services
William H. Cunningham	Gordon M. Shone	Newport Office Center VII
Charles L. Ladner*	Treasurer	480 Washington Boulevard
Dr. John A. Moore*		Jersey City, NJ 07310
Patti McGill Peterson*	John G. Vrysen
Steven R. Pruchansky	Chief Operating Officer	Legal counsel
*Members of the Audit Committee		Kirkpatrick & Lockhart
†Non-Independent Trustee	Investment adviser	Preston Gates Ellis LLP
	John Hancock Advisers, LLC	One Lincoln Street
Officers	601 Congress Street	Boston, MA 02111-2950
Keith F. Hartstein	Boston, MA 02210-2805
President and		Stock symbol
Chief Executive Officer	Custodian	Listed New York Stock
	Bank of New York Mellon	Exchange: BTO
Thomas M. Kinzler	One Wall Street
Secretary and Chief Legal Officer	New York, NY 10286	For shareholder assistance
refer to page 22
Francis V. Knox, Jr.
Chief Compliance Officer

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

Bank and Thrift Opportunity Fund | Semiannual report

1-800-225-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P90SA4/08
6/08

ITEM 2. CODE OF ETHICS.

As of the end of the period, April 30, 2008, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

     (a) Not applicable.

     (b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bank and Thrift Opportunity Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: June 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: June 19, 2008

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: June 19, 2008